UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2020

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

7333 E. Doubletree Ranch Road, Suite D270, Scottsdale, Arizona 85258

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On May 25, 2020, Cerberus Cyber Sentinel Corporation (the “Company”) entered into an Stock Purchase Agreement (the “SPA”) with Technologyville, Inc., an Illinois corporation (“Techville”), and its sole shareholder, Brian Yelm (“Yelm”). Pursuant to the SPA, all of Techville’s outstanding common shares that are owned by Yelm will be exchanged for the issuance of 3,392,271 shares of common stock, par value $0.00001, of the Company.

Techville is an information technology consulting firm specializing in automated managed services for businesses through various product and service offerings including Tech Connect Pro, Tech Connect Cloud Services, Tech Connect Drive and Tech Connect Security. Techville operates from three offices located in Algonquin, IL, Mesa, AZ and New Braunfels, TX. Techville’s staff of 12 people consists of a multi-disciplinary group with expertise in engineering, operations and sales. Techville’s client-base of over 50 companies spans a range of industries from behavioral health, manufacturing, communications and financial services.

The shares of the Company’s common stock to be issued to Yelm upon closing of the SPA will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act.

The foregoing descriptions do not purport to describe all of the terms and provisions of the Merger Agreement, and are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

10.1	Stock Purchase Agreement dated May 25, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ David G. Jemmett
David G. Jemmett
Chief Executive Officer (Principal Executive and Principal Accounting Officer)

May 29, 2020

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